UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 6, 2004

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financials and Exhibits

(c)          Exhibits

Exhibit Number	Description

99.1	Press Release dated August 6, 2004 announcing NeoPharm, Inc.’s financial results for the second quarter ended June 30, 2004

Item 12. Results of Operations and Financial Position

On August 6, 2004, NeoPharm, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be set forth by specific reference in such a filing.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM INC.
Date: August 6, 2004	By:	/s/ LAWRENCE A. KENYON
Lawrence A. Kenyon, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)